SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2001

ESS TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

0-26660	94-2928582

(Commission File Number)	(IRS Employer Identification No.)

48401 FREMONT BLVD., FREMONT, CALIFORNIA	94538

(Address of Principal Executive Offices)	(Zip Code)

(510) 492-1088

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT 2.04
EXHIBIT 4.02
EXHIBIT 10.38
EXHIBIT 10.39
EXHIBIT 10.40
EXHIBIT 10.41
EXHIBIT 10.42
EXHIBIT 10.43
EXHIBIT 99.01
EXHIBIT 99.02
EXHIBIT 99.03

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

DESCRIPTION OF DISPOSITION OF ASSETS

      In April 1999, ESS Technology, Inc. (“the Company” or “ESS”) established a subsidiary, Vialta, Inc. (“Vialta”) through which ESS planned to introduce advanced, user-friendly products and applications for the Internet. As of June 30, 2001, the Company owned 62.1% of Vialta.

      On April 21, 2001, ESS’s Board adopted a plan to distribute its Vialta shares to ESS shareholders within twelve months and to account for Vialta as a discontinued operation in the Company’s financial statements in accordance with APB No. 30.

      As a part of the spin-off transaction, prior to the distribution, the Company transferred approximately 9,817,971 shares of Vialta Class A common stock to Vialta for issuance under options to be granted by Vialta to ESS employees in accordance with the Employee Matters Agreement between ESS and Vialta. Effective as of 12:01 a.m. on August 21, 2001, ESS spun off Vialta, Inc., by distributing to ESS shareholders all 50,561,322 shares of Vialta class A common stock then held by ESS stockholders. Each holder of ESS common stock received 1.182 shares of Vialta Class A common stock for each share of ESS common stock held by such shareholder on July 23, 2001, the record date. Immediately following the distribution, the holders of the distributed shares owned approximately 56% of the outstanding shares of Vialta capital stock, while the remaining outstanding shares of Vialta capital stock were held by previous Vialta stockholders.

      The Company is attempting to obtain a tax-free ruling from the Internal Revenue Service (the “IRS”) with regard to the distribution. The plan and the estimated cost of disposal are based on the assumption that the Company will receive a tax-free ruling on the distribution from the IRS.

      In connection with the distribution, the Company entered into a Master Distribution Agreement that outlines the general terms and conditions of the distribution and a number of ancillary agreements that govern the various relationships between ESS and Vialta following the distribution. A summary of the ancillary agreements follows:

      The Master Technology Ownership and License Agreement supercedes the prior Intellectual Property and Research and Development Agreements between ESS and Vialta and allocates ownership rights generally along the product lines of each of ESS and Vialta. In the Master Technology Ownership and License Agreement, the Company acknowledges Vialta’s exclusive ownership of specific technology and trademarks related to Vialta’s products. Vialta has unrestricted rights to use the assigned technology and related trademarks that Vialta alone owns. The Master Technology Ownership and License Agreement does not obligate either Vialta or ESS to provide the other improvements that it makes to its own technology.

      The Employee Matters Agreement allocates responsibilities relating to current and former employees of Vialta and their participation in any benefits plans that ESS has sponsored and maintained. Prior to the distribution, ESS transferred to Vialta approximately 9,817,971 shares of Vialta Class A common stock. This same number of shares of Vialta Class A common stock has been authorized and reserved for issuance under the Vialta 2001 Nonstatutory Stock Option Plan. Immediately prior to the distribution, Vialta granted options to all ESS employees who held ESS options, based on ESS options outstanding as of the record date. As a result, on the date of the distribution, approximately 9,817,971 of the total shares authorized under the plan became subject to outstanding options. The resulting Vialta options will vest, be exercisable, expire and otherwise be treated under terms that essentially mirror the provisions of the corresponding ESS option held by the ESS employee.

      The Tax Sharing and Indemnity Agreement allocates responsibilities for tax matters between ESS and Vialta. Vialta will indemnify ESS in the event the distribution initially qualifies for tax-free treatment and later becomes disqualified as a result of actions taken by Vialta or within Vialta’s control. The Tax Sharing and Indemnity Agreement also assigns responsibilities for administrative matters such as the filing of returns, payment of taxes due, retention of records and conduct of audits, examinations and similar proceedings.

      The Real Estate Matters Agreement addresses real estate matters relating to property owned by ESS that ESS leased to Vialta, as well as other properties already leased by Vialta. The Real Estate Matters Agreement also amends and restates the terms of the lease from ESS to Vialta for the Fremont facility that currently serves as Vialta’s corporate headquarters.

      The Master Confidential Disclosure Agreement provides that Vialta and ESS agree not to disclose confidential information of the other except in specific circumstances or as may be permitted in an ancillary agreement.

      The Master Transitional Services Agreement governs corporate support services that ESS has agreed to provide to Vialta, including, without limitation, information technology systems, human resources administration, product order administration, customer service, buildings and facilities and finance and accounting services, each as specified and on the terms set forth in the Master Transitional Services Agreement and in the schedules to the Master Transitional Services Agreement. The Master Transitional Services Agreement also provides for the provision of additional services identified from time to time after the distribution date that Vialta reasonably believes were inadvertently or unintentionally omitted from the specified services, or that are essential to effectuate an orderly transition under the Master Distribution Agreement, so long as the provision of such services would not significant disrupt ESS’ operations or significantly increase the scope of ESS’ obligations under the agreement.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (b) Pro Forma Financial Information.

      The operations of Vialta have been accounted for in the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 (the “Form 10-Q”) as a discontinued operation in accordance with Accounting Principles Board Opinion No. 30 (“APB No. 30”) “Reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions.”

      With respect to the disposition of Vialta, ESS’s pro forma balance sheets as of December 31, 1999 and 2000 and June 30, 2001 and pro forma statements of operations for the quarters ended from June 30, 1999 (quarter in which Vialta was formed) through June 30, 2001, are presented as Attachments 1 through 13. The pro forma balance sheets reflect the Company’s financial position, had the spin off occurred as of each balance sheet date. The pro forma statements of operations reflect the Company’s operations, had the spin off of Vialta occurred at the beginning of each quarter. The pro forma quarterly results are summarized below:

ESS Technology, Inc.

Pro Forma Statements of Operations

	Quarter ended

	1999			2000

	Jun. 30	Sep. 30	Dec. 31	Mar. 31	Jun. 30	Sep. 30	Dec. 31

Net revenues	$67,228	$75,400	$88,728	$83,597	$79,587	$87,714	$52,538

Cost of revenues	40,873	46,949	55,660	53,114	49,296	52,521	37,521

Gross profit	26,355	28,451	33,068	30,483	30,291	35,193	15,017

Operating expenses:

Research and development	8,642	9,279	9,082	4,854	8,328	7,111	7,539

In process research and development	—	—	—	2,625	—	—	—

Selling, general and administrative	9,418	10,543	10,151	8,592	9,638	10,946	7,049

Operating income	8,295	8,629	13,835	14,412	12,325	17,136	429

Nonoperating income, net	1,149	1,202	1,254	928	518	36,576	3,788

Income before income taxes	9,444	9,831	15,089	15,340	12,843	53,712	4,217

Provision for income taxes	1,442	1,542	2,667	3,054	2,127	17,183	582

Net income from continuing operations	$8,002	$8,289	$12,422	$12,286	$10,716	$36,529	$3,635

Net income per share from continuing operations:

Basic	$0.20	$0.20	$0.30	$0.29	$0.25	$0.84	$0.09

Diluted	$0.18	$0.18	$0.27	$0.26	$0.22	$0.79	$0.08

Shares used in calculating net income (loss) per share from continuing operations:

Basic	40,294	40,545	41,143	41,804	42,374	43,310	42,699

Diluted	45,133	46,021	46,677	46,869	48,006	46,138	46,094

Attachments Table of Contents

Attachment 1.	Pro Forma Consolidated Balance Sheet As of December 31, 1999

Attachment 2.	Pro Forma Consolidated Balance Sheet As of December 31, 2000

Attachment 3.	Pro Forma Consolidated Balance Sheet As of June 30, 2001

Attachment 4.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended June 30, 1999

Attachment 5.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended September 30, 1999

Attachment 6.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended December 31, 1999

Attachment 7.	Pro Forma Consolidated Statements of Operations for the 12 Months Ended December 31, 1999

Attachment 8.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended March 31, 2000

Attachment 9.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended June 30, 2000

Attachment 10.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended September 30, 2000

Attachment 11.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended December 31, 2000

Attachment 12.	Pro Forma Consolidated Statements of Operations for the 12 Months Ended December 31, 2000

Attachment 13.	Pro Forma Consolidated Statements of Operations for the 3 Months Ended March 31, 2001 and June 30, 2001

Attachment
1 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 1999
(in thousands)
(unaudited)

	Actual	Adjustments(1)	Pro Forma

ASSETS

Current assets:

Cash and cash equivalents	$130,913	$(90,500)	$40,413

Short-term investments	50,618	(22,344)	28,274

Accounts receivable, net	34,362	209	34,571

Inventories	42,347	—	42,347

Deferred income taxes	10,244	—	10,244

Prepaid expenses and other current assets	2,199	(16)	2,183

Total current assets	270,683	(112,651)	158,032

Property, plant and equipment, net	40,564	(220)	40,344

Other assets	9,266	(1,500)	7,766

Total assets	$320,513	$(114,371)	$206,142

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:

Accounts payable and accrued expenses	$72,303	$(731)	$71,572

Income taxes payable and deferred income taxes	1,232	—	1,232

Total current liabilities	73,535	(731)	72,804

Non-current deferred tax liability	10,539	—	10,539

Minority Interest	52,860	(52,860)	—

Shareholders’ equity:

Preferred stock, no par value, 10,000 shares authorized; none issued and outstanding	—	—	—

Common stock, no par value, 100,000 shares authorized; 41,372 shares issued and outstanding	140,597	—	140,597

Retained earning (Accumulated deficit)	42,982	(60,780)	(17,798)

Total shareholders’ equity	183,579	(60,780)	122,799

Total liabilities and shareholders’ equity	$320,513	$(114,371)	$206,142

Attachment
2 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2000
(in thousands)
(unaudited)

	Actual	Adjustments(1)	Pro Forma

ASSETS

Current assets:

Cash and cash equivalents	$135,093	$(109,378)	$25,715

Short-term investments	60,235	(27,112)	33,123

Accounts receivable, net	51,884	—	51,884

Inventories	100,997	(2,057)	98,940

Prepaid expenses and other current assets	6,651	(3,871)	2,780

Total current assets	354,860	(142,418)	212,442

Property, plant and equipment, net	37,564	(6,483)	31,081

Other assets	8,540	(3,803)	4,737

Total assets	$400,964	$(152,704)	$248,260

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:

Accounts payable and accrued expenses	$73,244	$(2,944)	$70,300

Notes payable to related party	30,000	(30,000)	—

Income taxes payable and deferred income taxes	3,601	—	3,601

Total current liabilities	106,845	(32,944)	73,901

Non-current deferred tax liability	9,061	—	9,061

Minority Interest	73,629	(73,629)	—

Shareholders’ equity:

Preferred stock, no par value, 10,000 shares authorized; none issued and outstanding	—	—	—

Common stock, no par value, 100,000 shares authorized; 42,138 shares issued and outstanding	149,197	—	149,197

Other comprehensive loss	(7,378)	—	(7,378)

Retained earnings	69,610	(46,131)	23,479

Total shareholders’ equity	211,429	(46,131)	165,298

Total liabilities and shareholders’ equity	$400,964	$(152,704)	$248,260

Attachment
3 of 13

ESS TECHNOLOGY, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2001
(unaudited)
(in thousands)

	Actual	Adjustments(1)	Pro Forma

ASSETS

Current Assets:

Cash and cash equivalents	$59,988	$—	$59,988

Short-term investments	12,579	—	12,579

Accounts receivable, net	37,518	—	37,518

Net Inventories	60,543	—	60,543

Prepaid expenses and other current assets	2,303	—	2,303

Net assets of discontinued operation	29,066	(29,066)	—

Total current assets	201,997	(29,066)	172,931

Property, plant and equipment, net	27,294	—	27,294

Other assets	5,810	—	5,810

Total Assets	$235,101	$(29,066)	$206,035

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:

Accounts payable and accrued expenses	$38,857	$—	$38,857

Income taxes payable and deferred income taxes	3,434	—	3,434

Total current liabilities	42,291	—	42,291

Non-current deferred tax liability	9,061	—	9,061

Shareholders’ equity:

Preferred stock, no par value, 10,000 shares authorized; none issued and outstanding	—	—	—
Common stock, no par value, 100,000 shares authorized; 42,249 shares issued and outstanding	148,433	—	148,433

Other comprehensive loss	(1,563)	—	(1,563)

Retained earnings	36,879	(29,066)	7,813

Total shareholders’ equity	183,749	(29,066)	154,683

Total Liabilities and Shareholders’ Equity	$235,101	$(29,066)	$206,035

Attachment
4 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
3 Months Ended June 30, 1999
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$67,228	$—	$67,228

Cost of revenues	40,873	—	40,873

Gross profit	26,355	—	26,355

Operating expenses:

Research and development	8,642	—	8,642

Selling, general and administrative	9,523	(105)	9,418

Operating income	8,190	105	8,295

Nonoperating income, net	1,149	—	1,149

Income before income taxes	9,339	105	9,444

Provision for income taxes	1,401	41	1,442

Net income from continuing operations	$7,938	$64	$8,002

Net income per share from continuing operations:

Basic	$0.20		$0.20

Diluted	$0.18		$0.18

Shares used in calculating net income per share from continuing operations:

Basic	40,294		40,294

Diluted	45,133		45,133

Attachment
5 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
3 Months Ended September 30, 1999
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$75,400	$—	$75,400

Cost of revenues	46,949	—	46,949

Gross profit	28,451	—	28,451

Operating expenses:

Research and development	9,637	(358)	9,279

Selling, general and administrative	10,460	83	10,543

Operating income	8,354	275	8,629

Nonoperating income, net	1,202	—	1,202

Income before income taxes	9,556	275	9,831

Provision for income taxes	1,433	109	1,542

Net income from continuing operations	$8,123	$166	$8,289

Net income per share from continuing operations:

Basic	$0.20		$0.20

Diluted	$0.18		$0.18

Shares used in calculating net income per share from continuing operations:

Basic	40,545		40,545

Diluted	46,021		46,021

Attachment
6 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
3 Months Ended December 31, 1999
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$88,728	$—	$88,728

Cost of revenues	55,660	—	55,660

Gross profit	33,068	—	33,068

Operating expenses:

Research and development	10,079	(997)	9,082

Selling, general and administrative	11,306	(1,155)	10,151

Operating income	11,683	2,152	13,835

Nonoperating income, net	1,766	(512)	1,254

Income before income taxes	13,449	1,640	15,089

Provision for income taxes	2,017	650	2,667

Net income from continuing operations	$11,432	$990	$12,422

Net income per share from continuing operations:

Basic	$0.28		$0.30

Diluted	$0.24		$0.27

Shares used in calculating net income per share from continuing operations:

Basic	41,143		41,143

Diluted	46,677		46,677

Attachment
7 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
12 Months Ended December 31, 1999
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$310,651	$—	$310,651

Cost of revenues	191,529	—	191,529

Gross profit	119,122	—	119,122
Operating expenses:

Research and development	37,383	(1,355)	36,028

Selling, general and administrative	39,735	(1,177)	38,558

Operating income	42,004	2,532	44,536
Nonoperating income, net	5,178	(512)	4,666

Income before income taxes	47,182	2,020	49,202

Provision for income taxes	7,077	800	7,877

Net income from continuing operations	$40,105	$1,220	$41,325

Net income per share from continuing operations:
Basic	$0.99		$1.02

Diluted	$0.88		$0.91

Diluted
Shares used in calculating net income per share from continuing operations:

Basic	40,640		40,640

Diluted	45,625		45,625

Attachment
8 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
3 Months Ended March 31, 2000
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$83,597	$—	$83,597

Cost of revenues	53,114	—	53,114

Gross profit	30,483	—	30,483

Operating expenses:

Research and development	10,749	(5,895)	4,854

In-process research and development	2,625	—	2,625

Selling, general and administrative	10,390	(1,798)	8,592

Operating income	6,719	7,693	14,412

Nonoperating income, net	2,878	(1,950)	928

Income before income taxes	9,597	5,743	15,340

Provision for income taxes	3,054	—	3,054

Net income from continuing operations	$6,543	$5,743	$12,286

Net income per share from continuing operations:
Basic	$0.16		$0.29

Diluted	$0.14		$0.26

Shares used in calculating net income per share from continuing operations:

Basic	41,804		41,804

Diluted	46,869		46,869

Attachment
9 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
3 Months Ended June 30, 2000
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$79,587	$—	$79,587

Cost of revenues	49,296	—	49,296

Gross profit	30,291	—	30,291

Operating expenses:

Research and development	12,118	(3,790)	8,328

Selling, general and administrative	12,007	(2,369)	9,638

Operating income	6,166	6,159	12,325

Nonoperating income (loss), net	2,870	(2,352)	518

Income before income taxes	9,036	3,807	12,843

Provision for income taxes	2,127	—	2,127

Net income from continuing operations	$6,909	$3,807	$10,716

Net income per share from continuing operations:

Basic	$0.16		$0.25

Diluted	$0.14		$0.22

Shares used in calculating net income per share from continuing operations:

Basic	42,374		42,374

Diluted	48,006		48,006

Attachment
10 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
3 Months Ended September 30, 2000
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$87,714	$—	$87,714

Cost of revenues	52,521	—	52,521

Gross profit	35,193	—	35,193

Operating expenses:

Research and development	10,752	(3,641)	7,111

Selling, general and administrative	13,836	(2,890)	10,946

Operating income	10,605	6,531	17,136

Nonoperating income, net	36,841	(265)	36,576

Income before income taxes	47,446	6,266	53,712

Provision for income taxes	17,183	—	17,183

Net income from continuing operations	$30,263	$6,266	$36,529

Net income per share from continuing operations:

Basic	$0.70		$0.84

Diluted	$0.66		$0.79

Shares used in calculating net income per share from continuing operations:

Basic	43,310		43,310

Diluted	46,138		46,138

Attachment
11 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
3 Months Ended December 31, 2000
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$52,538	$—	$52,538

Cost of revenues	37,521	—	37,521

Gross profit	15,017	—	15,017

Operating expenses:

Research and development	13,610	(6,071)	7,539

Selling, general and administrative	9,890	(2,841)	7,049

Operating income (loss)	(8,483)	8,912	429

Nonoperating income (loss), net	5,227	(1,439)	3,788

Income (loss) before income taxes	(3,256)	7,473	4,217

Provision for (benefit from) income taxes	582	—	582

Net income (loss) from continuing operations	$(3,838)	$7,473	$3,635

Net income (loss) per share from continuing operations:
Basic	$(0.09)		$0.09

Diluted	$(0.09)		$0.08

Shares used in calculating net income (loss) per share from continuing operations:

Basic	42,699		42,699

Diluted	42,699		46,094

Attachment
12 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
12 Months Ended December 31, 2000
(UNAUDITED)
(in thousands, except per share data)

	Actual	Adjustments(2)	Pro Forma

Net revenues	$303,436	$—	$303,436

Cost of revenues	192,452	—	192,452

Gross profit	110,984	—	110,984

Operating expenses:

Research and development	47,229	(19,397)	27,832

In-process research and development	2,625	—	2,625

Selling, general and administrative	46,123	(9,898)	36,225

Operating income	15,007	29,295	44,302

Nonoperating income, net	47,816	(6,006)	41,810

Income before income taxes	62,823	23,289	86,112

Provision for income taxes	22,946	—	22,946

Net income from continuing operations	$39,877	$23,289	$63,166

Net income per share from continuing operations:

Basic	$0.94		$1.49

Diluted	$0.87		$1.37

Shares used in calculating net income per share from continuing operations:

Basic	42,548		42,548

Diluted	45,943		45,943

Attachment
13 of 13

ESS TECHNOLOGY, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)

	3 Months Ended	3 Months Ended
	March 31, 2000(3)	June 30, 2001(3)

Net revenues	$50,808	$64,909

Cost of revenues	39,606	45,970

Gross profit	11,202	18,939

Operating expenses:

Research and development	6,411	7,592

Selling, general and administrative	8,666	8,917

Operating income	(3,875)	2,430

Nonoperating income (loss), net	325	(20,795)

Loss before income taxes	(3,550)	(18,365)

Benefit from income taxes	(382)	(8,167)

Net loss from continuing operations	$(3,168)	$(10,198)

Net loss per share from continuing operations:

Basic	$(0.07)	$(0.24)

Diluted	$(0.07)	$(0.24)

Shares used in calculating net loss per share from continuing operations:

Basic	42,370	42,375

Diluted	42,370	42,375

Notes to pro forma consolidated financial information

(1)  This adjustment reflects the elimination of Vialta’s net assets, detailed as follows:

	December 31, 1999	December 31, 2000	June 30, 2001

Assets
Cash and cash equivalents	$90,500	$109,378	$78,078

Short-term investments	22,344	27,112	11,827

Inventories	—	2,057	3,295

Prepaid expenses and other current assets	16	4,857	5,066

Property, plant and equipment	1,720	9,230	10,399

Other assets	—	1,057	2,041

Total Assets	$114,580	$153,691	$110,706

Liabilities

Accounts payable	228	1,376	2,031

Accrued expenses and other current liabilities	503	2,218	2,940

Payable to related parties	209	30,000	—

Total liabilities	940	33,594	4,971

Minority interest	52,860	73,966	68,593

Provision for loss related to spinoff	—	—	8,076

Net assets of discontinued operation, net of minority interest	$60,780	$46,131	$29,066

(2)  These adjustments reflect the elimination of Vialta’s operations, net of intercompany transactions, between the Company and Vialta.

(3)  Because the disposition of Vialta has been accounted for in the Company’s Quarterly Report on Form 10-Q for quarters ended March 31, 2000, and June 30, 2001 (the “Form 10-Q”) as a discontinued operation in accordance with APB No. 30, the actual net losses from continuing operations reported on Form 10-Q for each of those quarters already reflect ESS operations, as if Vialta’s spin off had already occurred. As such, no adjustments were made.

      (c) Exhibits.

      The following exhibits are filed herewith:

EXHIBIT
NUMBER	DESCRIPTION

2.04	Master Distribution Agreement between the Registrant and Vialta, Inc. dated August 20, 2001.

4.02	Form of Class A Common Stock Certificate of Vialta, Inc.

10.38	Master Technology Ownership and License Agreement between the Registrant and Vialta, Inc. dated August 20, 2001.

10.39	Employee Matters Agreement between the Registrant and Vialta, Inc. dated August 20, 2001.

10.40	Tax Sharing and Indemnity Agreement between the Registrant and Vialta, Inc. dated August 20, 2001.

10.41	Real Estate Matters Agreement between the Registrant and Vialta, Inc. dated August 20, 2001.

10.42	Master Confidential Disclosure Agreement between the Registrant and Vialta, Inc. dated August 20, 2001.

10.43	Master Transitional Services Agreement between the Registrant and Vialta, Inc. dated August 20, 2001.

99.01	Press Release issued by ESS on August 9, 2001 announcing Vialta Form 10 Registration Statement finalized.

99.02	Press Release issued by ESS on July 17, 2001 announcing record date for distribution of Vialta shares.

99.03	Press Release issued by ESS on July 20, 2000 announcing the Company’s plan to spin off Vialta subsidiary.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESS TECHNOLOGY, INC.

Date: September 5, 2001	By: /s/ James B. Boyd

James B. Boyd, Chief Financial Officer and Assistant Secretary